The Portfolio Managers

Balanced Portfolio
Mr. George I. Askew serves as portfolio manager of the Balanced Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Askew has served as a research analyst for Phoenix Home Life Mutual Insurance Company since 1994, and an associate in the investment banking division of Merrill Lynch & Co., from 1987 until 1992. Mr. Askew attended the University of California at Los Angeles from 1992 until 1994, where he obtained his Masters in Business Administration.

Managed Bond Portfolio
Mr. James D. Wehr serves as portfolio manager of the Managed Bond Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Wehr has served as portfolio manager of the Phoenix Home Life Separate Account P since 1990, Phoenix Tax-Exempt Bond Portfolio of the Phoenix Multi-Portfolio Fund; Phoenix California Tax Exempt Bond Fund since 1993 and has been a Vice President of PIC since 1991.

Enhanced Reserves Portfolio
Mr. Marvin E. Flewellen serves as co-portfolio manager of the Enhanced Reserves Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Flewellen has served as a Vice President and a Fixed Income Portfolio Manager with DPM since 1994. Mr. Flewellen was a Second Vice President and portfolio manager with Northern Trust Bank from 1989 until 1994.

   Mr. Robert J. Moore also serves as co-portfolio manager of the Enhanced Reserves Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Moore has served as Executive Vice President and head of Fixed Income with DPM since 1995. Mr. Moore was a principal and a portfolio manager with Harris Investment Management from 1989 until 1993 and was a lead portfolio manager at Ford Motor Company from 1987 until 1989.

Growth Portfolio
Mr. Thomas Melvin serves as portfolio manager of the Growth Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Melvin has served as portfolio manager of Common Stock, Phoenix Home Life Mutual Insurance Company from 1991 until 1995, and Portfolio Manager, Constitution Capital Management from 1987 until 1991, and has been a Vice President of PIC since 1992.

Money Market Portfolio
Ms. Dorothy J. Skaret serves as portfolio manager of the Money Market Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Ms. Skaret has served as the portfolio manager of Phoenix Home Life Separate Account G from 1990 until 1995. Ms Skaret has also served as the portfolio manager of the Money Market Fund of The Phoenix Edge Series Fund from 1990 until the present, which also is advised by the Adviser. Ms. Skaret is also a Vice President of National Securities & Research Corporation since 1993.

U.S. Government Securities Portfolio
Mr. Christopher J. Kelleher serves as portfolio manager of the U.S. Government Securities Portfolio and as such is responsible for the day-to-day management of the Portfolio's holdings. Mr. Kelleher has served as the portfolio manager of Phoenix Home Life Separate Account U since 1991. Mr. Kelleher has been a Vice President of PIC since 1991 and is also a Vice President of National Securities & Research Corporation (since 1993), and Vice President of The Phoenix Edge Series Fund (since 1989).

The Financial Agent
Equity Planning serves as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing services and certain other administrative functions. As compensation, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million which is expected to equal approximately the cost to Equity Planning of providing such services.

The Custodians and Transfer Agent
The custodian of the assets of all Portfolios other than the Enhanced Reserves Portfolio is The Chase Manhattan Bank, N.A., 1 Chase Manhattan Plaza, Floor 3B, New York, New York 10081. The custodian for the assets of the Enhanced Reserves Portfolio is State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02101. The Fund has authorized the custodians to appoint one or more subcustodians for the assets of the Fund held outside the United States.

   Equity Planning serves as transfer agent for the Fund (the "Transfer Agent") for which it is paid $19.25 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent is authorized to engage sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent.

Brokerage Commissions
Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund. The Advisers may also select affiliated broker-dealers to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated brokers is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

For services rendered to the Fund during the period ended December 31, 1995, the Trustees received an aggregate of $0 from the Fund as Trustees' fees. Each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $3,000 and $500 per meeting. Each Trustee who serves on a Committee receives a fee of $250 for each meeting attended. Officers are compensated for their services by the Adviser and receive no compensation from the Fund. Estimated payments for the 1996 fiscal year are noted below:

                              COMPENSATION TABLE

                                              Pension or
                                              Retirement                                 Total
                                               Benefits                              Compensation
                              Aggregate         Accrued           Estimated          From Fund and
                            Compensation      as Part of       Annual Benefits       Fund Complex
          Name                From Fund      Fund Expenses     Upon Retirement     Paid to Trustees
 ------------------------   -------------   ---------------   -----------------   -------------------
C. Duane Blinn                 $5,500            None               None                 $61,500
Robert Chesek                   5,500            None               None                  53,500
E. Virgil Conway                5,500            None               None                  87,500
William W. Crawford             5,500            None               None                  32,500
Harry Dalzell-Payne             5,500            None               None                  53,500
William N. Georgeson            5,500            None               None                  35,00
Francis E. Jeffries             None             None               None                  None
Leroy Keith, Jr.                5,500            None               None                  53,500
Philip R. McLoughlin            None             None               None                  None
Everett L. Morris               5,500            None               None                  86,000
James M. Oates                  5,500            None               None                  61,500
Richard A. Pavia                5,500            None               None                  32,500
Calvin J. Pederson              None             None               None                  None
Philip R. Reynolds              5,500            None               None                  53,500
Herbert Roth, Jr.               5,500            None               None                  65,500
Richard E. Segerson             5,500            None               None                  61,500
Lowell P. Weicker, Jr.          5,500            None               None                  61,500

                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                        MARCH 1, 1996--BEGINNING OF DAY


                                                                                                       U.S.
                                                               Managed    Growth        Money       Government
                                                  Balanced      Bond       Stock       Market       Securities
                                                  Portfolio   Portfolio   Portfolio   Portfolio     Portfolio
                                                   ---------   ---------   ---------   ---------   -------------
Assets
Cash                                              $100,000    $100,000    $100,000    $100,000      $100,000
Prepaid expenses                                    56,273      56,613      68,323      53,537        53,113
                                                   --------    --------    --------    --------    ------------

Total assets                                       156,273     156,613     168,323     153,537       153,113

Liabilities
Payable to distributor                              56,273      56,613      68,323      53,537        53,113
                                                   --------    --------    --------    --------    ------------

Total liabilities                                   56,273      56,613      68,323      53,537        53,113

Net assets                                         100,100     100,100     100,100     100,100       100,100
                                                   ========    ========    ========    ========    ============

Class Y
Shares of beneficial interest outstanding,
  $1 par value unlimited authorization           5,586.280   2,955.257   2,082.899     100,000     7,488.393

Net assets                                        $100,000    $100,000    $100,000    $100,000      $100,000

Net asset value and offering
  price per share                                   $17.90      $33.84      $48.01       $1.00        $13.35

Class X
Shares of beneficial interest outstanding,
$1 par value unlimited authorization                 5.586       2.955       2.083         100         7.488

Net assets                                            $100        $100        $100        $100          $100

Net asset value and offering
  price per share                                   $17.90      $33.84      $48.01       $1.00        $13.35


The accompanying notes are an integral part of this financial statement.

               PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENT

1. ORGANIZATION
Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in six separate portfolios (the "Portfolios"). The Fund is expected to commence operations on or about March 1, 1996 other than the Enhanced Reserves Portfolio (not covered in this financial statement) which is expected to be available for sale on or about May 1, 1996.

   Prior to March 1, 1996, the Portfolios, other than Enhanced Reserves Portfolio, existed as separate accounts of Phoenix Home Life Mutual Insurance Company ("PHL"). Upon commencement of operations, the net assets of each separate account will be transferred into the corresponding Portfolio of the Fund in exchange for shares of that Portfolio which will be credited to each contractholder in accordance with the value of that contractholder's separate account value as of the close of business on such date.

   Each Portfolio has distinct investment objectives. The Balanced Portfolio seeks to provide long-term capital growth, reasonable income and conservation of capital. The Managed Bond Portfolio seeks to provide high current income and appreciation of capital consistent with prudent investment risk. The Growth Portfolio seeks as its investment objective long-term appreciation of capital. The Money Market Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The U.S. Government Securities Portfolio seeks as its investment objective a high level of current income consistent with safety of principal.

   The Fund offers two classes of shares, Class X and Class Y. Class X shares are available with no sales charges to institutional investors or plans whose initial purchase of shares exceeds $5 million. Class Y shares are available with an annual 0.25% distribution fee to institutional investors or plans whose initial purchase of shares exceeds $1 million. Both classes of shares have identical voting, dividend, liquidation and other rights (other than conversion rights) and the same terms and conditions, except that Class Y bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

2. INVESTMENT ADVISER AND RELATED PARTY TRANSACTIONS

Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, serves as the investment adviser to the Portfolios other than Enhanced Reserves Portfolio.

   The Adviser is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each Portfolio:

                               1st $1        $1 billion
                              billion           plus
Balanced                        0.55%           0.50%
Managed Bond                    0.45%           0.40%
Growth                          0.60%           0.55%
Money Market                    0.25%           0.20%
U.S Government Securities       0.30%           0.25%

Phoenix Equity Planning Corporation ("PEPCO"), an indirect, majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio's Class Y shares pays PEPCO a distribution fee at an annual rate of 0.25% applied to the average daily net assets of that class.

As Financial Agent to the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of each Portfolio for bookkeeping, administrative and pricing services. PEPCO also serves as the Fund's Transfer Agent.

As of the date of this financial statement, Plc. holds all the outstanding shares of each Portfolio of the Fund.